UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2024

Trailblazer Merger Corporation I
(Exact name of registrant as specified in its charter)

Delaware	001-41668	87-3710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Madison Avenue, Suite 1401 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 586-8224
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	TBMC	The Nasdaq Stock Market LLC
Rights	TBMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On July 22, 2024, Trailblazer Merger Corporation I (“Parent”), a Delaware corporation, entered into a merger agreement, by and among Parent, Trailblazer Merger Sub, Ltd., an Israeli company and a direct, wholly owned subsidiary of Parent (“Merger Sub”), Trailblazer Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Holdings”), and Cyabra Strategy Ltd., a private company organized in Israel (the “Company”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

The Company protects companies and the public sector by exposing malicious actors, disinformation, bot networks, and GenAI content, disrupting online threats and mitigating against fake campaigns.

The board of directors of Parent has unanimously approved and declared advisable the Merger Agreement and the Merger (as defined below) and resolved to recommend approval of the Merger Agreement and related matters by Parent’s shareholders. The Merger is expected to be consummated after obtaining the required approval by the stockholders of Parent and the Company and the satisfaction of certain other customary closing conditions.

The following description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, (a) Parent shall merge with and into Holdings and Holdings shall be the survivor of such merger (the “Parent Merger” and all references to Parent subsequent to the Parent Merger shall be intended to refer to Holdings as the survivor of the Parent Merger) and (b) Merger Sub shall merge with and into the Company, with the Company being the surviving entity (the “Merger”), following which Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Parent (the “Surviving Corporation”). In connection with the Merger, Parent will be renamed “Cyabra, Inc.” (“Pubco”).

The aggregate merger consideration to be received by the Company shareholders is 7,000,000 shares of Parent Common Stock, calculated by dividing (a) $70,000,000 by (b) $10.00 (the “Aggregate Merger Consideration”).

At the effective time of the Parent Merger, by virtue of the Parent Merger (i) each then issued and outstanding share of Parent Common Stock shall convert automatically into one share of common stock of Holdings and (ii) each then issued and outstanding Parent Right (as defined below) shall convert automatically into one right to acquire one tenth of one share of common stock, par value $0.0001 per share, of Holdings.

“Parent Right” means a right to receive one-tenth (1/10) of one share of Parent Class A Common Stock upon the consummation of Parent’s initial business combination that was included in the Parent units sold in the IPO of Parent pursuant to the prospectus of Parent, dated March 28, 2023, and in the Parent units sold to Trailblazer Sponsor Group, LLC (“Sponsor”) in connection with such IPO.

Treatment of Company Securities

Treatment of Company Ordinary Shares. Each share of Company Ordinary Shares issued and outstanding immediately prior to the Effective Time shall, in accordance with the Company’s Amended and Restated Articles of Association, be converted into the right to receive a number of shares of Parent Common Stock equal to the Conversion Ratio. The “Conversion Ratio” is the ratio (rounded down to four decimal places), equal to the quotient obtained by dividing (a) 7,000,000 shares of Parent Common Stock constituting the Aggregate Merger Consideration by (b) the Company’s outstanding shares, on a fully-diluted basis.

Treatment of Company Preferred Shares. Each Company Preferred Share issued and outstanding immediately prior to the Effective Time (other than the Company Preferred Shares issued to the holders of the 2024 Convertible Notes which may, at the election of such holder, instead convert into the right to receive shares of Parent Preferred Stock) shall be converted into the right to receive a number of shares of Parent Common Stock equal to (i) the Conversion Ratio multiplied by (ii) the number of Company Ordinary Shares issuable upon conversion of such share of Company Preferred Shares as of immediately prior to the Effective Time.

Treatment of Options. Prior to the Closing, the Company shall take actions as may be required to provide that each outstanding Company option (“Company Option”), whether vested or unvested, shall be exchanged by Parent for an equivalent award under the Parent Equity Incentive Plan (each, a “Converted Stock Option”), and shall be in full force and effect, containing the same terms, conditions, vesting and other provisions of the Company Option immediately prior to the Closing (subject to any accelerated vesting provided for in the Parent Equity Incentive Plan or in the related Company Option agreement by reason of the transactions contemplated by the Merger Agreement), except that each Converted Stock Option shall be exercisable for such number of shares of Parent Common Stock (rounded up to the nearest whole share), determined by multiplying the number of Company Ordinary Shares and Company Preferred Shares subject to such Company Option as of immediately prior to the Effective Time by the Conversion Ratio, at an exercise price per share of Parent Common Stock (rounded down to the nearest whole cent) equal to (A) the exercise price per share of Company Ordinary Shares and Company Preferred Shares of such Company Option divided by (B) the Conversion Ratio; provided, however, that, other than with respect to a Converted Stock Option resulting from the exchange of a 102 Option (as defined below) or a 3(i) Option (as defined below), the exercise price and the number of shares of Parent Common Stock covered by each Converted Stock Option shall be determined in a manner consistent with the requirements of Sections 409A and 422 of the Code and the applicable regulations promulgated thereunder so as to avoid the imposition of any additional taxes under Section 409A of the Code (and regulations issued by the United States Internal Revenue Service (“IRS”) thereunder) or the disqualification as an ISO of any Company Option that is intended to be an ISO.

Treatment of Company Convertible Notes. Contingent on and effective immediately prior to the Effective Time, the Company Convertible Notes shall be (i) treated in accordance with the terms of the relevant agreements governing such Company Convertible Notes and (ii) converted into Company Preferred Shares or Company Ordinary Shares, as applicable.

Treatment of Company Warrants. Contingent on and effective immediately prior to the Effective Time, the Company Warrants shall be treated in accordance with the terms of the relevant agreements governing such Company Warrants, provided that Company Warrants not so converted shall be assumed by Parent.

Prior to the effective date of the Registration Statement on Form S-4 (the “Registration Statement”), Parent shall adopt a new equity incentive plan (the “Parent Equity Incentive Plan”) and the Israeli Sub-Plan (as defined below). The Parent Equity Incentive Plan shall have such number of shares available for issuance equal to 10% of the fully diluted Parent Common Stock to be issued and outstanding immediately after the Closing and shall include an “evergreen” provision that will provide for an automatic increase on the first day of each fiscal year in the number of shares available for issuance under the Parent Equity Incentive Plan as mutually determined by the Company and Parent.

Prior to the Closing, Parent shall (i) adopt the Parent Equity Incentive Plan (together with an Israeli addendum, the “Israeli Sub-Plan”) and appoint the 102 Parent Trustee (as defined below) as a trustee under such Israeli Sub-Plan, (ii) duly file the Israeli Sub-Plan with the Israel Tax Authority and (iii) following such filing by the Parent, shall assume the Converted Stock Options and the Parent Common Stock issued in exchange for the Company Ordinary Shares that have been issued pursuant to the exercise of the 102 Options (the “102 Shares”).

“102 Option” means any Company Option that was intended to be granted and taxed pursuant to Section 102(b)(2) or Section 102(b)(3) of the Israeli Income Tax Ordinance (New Version), 1961 (as amended, and all rules and regulations promulgated thereunder, from time to time, the “Ordinance”).

“102 Parent Trustee” means the trustee appointed by Parent in accordance with the provisions of the Ordinance and approved by the Israel Tax Authority to hold the Converted Stock Options granted in exchange of the 102 Options, and the Parent Common Stock issued in exchange of 102 Shares under the Parent Equity Incentive Plan.

“3(i) Option” means any Company Option that was intended to be granted and taxed pursuant to Section 3(i) of the Ordinance.

Earnout

From and after the period commencing on the six month anniversary of the Closing until December 31, 2025, (the “First Calculation Period”), in the event that over any 20 consecutive Trading Days within any 30-Trading Day period during the First Calculation Period the daily VWAP of the shares of Parent Common Stock is greater than or equal to $15.00 per share (the “First Earnout Event”), promptly after the occurrence of the First Earnout Event, the persons that were Company Securityholders immediately prior to the Effective Time (the “Earnout Securityholders”) shall be entitled to receive their pro rata portion of one third of 3,000,000 shares of Parent Common Stock (the “Incentive Merger Consideration”) as additional consideration for the Merger.

From and after the six month anniversary of the Closing until December 31, 2027 (the “Second Calculation Period”), in the event that over any 20 Trading Days within any 30-Trading Day period during the Second Calculation Period the daily VWAP of the shares of Parent Common Stock is greater than or equal to $20.00 per share (the “Second Earnout Event”), promptly after the occurrence of the Second Earnout Event, Earnout Securityholders shall be entitled to receive their pro rata portion of an additional one third of the Incentive Merger Consideration as additional consideration for the Merger.

From and after the six month anniversary of the Closing until December 31, 2029 (the “Third Calculation Period”), in the event that over any 20 Trading Days within any 30-Trading Day period during the Third Calculation Period the daily VWAP of the shares of Parent Common Stock is greater than or equal to $25.00 per share (the “Third Earnout Event”), promptly after the occurrence of the Third Earnout Event, the Earnout Securityholders shall be entitled to receive their pro rata portion of the final one third of the Incentive Merger Consideration as additional consideration for the Merger.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants with respect to the conduct of the Company and Parent and their respective subsidiaries prior to the Closing.

In addition, the Company has covenanted to provide Parent with the Company’s audited financial statements for the twelve month periods ended December 31, 2023 and 2022 consisting of the audited consolidated balance sheets as of such dates, the audited consolidated income statements for the twelve month period ended on such date, and the audited consolidated cash flow statements for the twelve month period ended on such date, no later than September 26, 2024. In addition, the Company has covenanted to provide Parent with the Company’s consolidated interim financial information for each quarterly period thereafter, no later than forty-five (45) calendar days following the end of each quarterly period, and consolidated interim monthly information for each month thereafter, no later than 20 days following the end of each month and that all of the financial statements to be delivered pursuant to this paragraph, will be prepared under U.S. GAAP in accordance with requirements of the PCAOB for public companies.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things: (a) no law or order shall restrain or prohibit the Merger; (b) any applicable waiting periods under the HSR Act with respect to the Merger shall have expired or been terminated; (c) the Company Shareholder Approval shall have been obtained; (d) each of the Required Parent Proposals (as defined below) shall have been approved at the Parent Stockholder Meeting; (e) the shares comprising the Aggregate Merger Consideration being conditionally approved for listing on The Nasdaq Stock Market LLC (“Nasdaq”); (f) the effectiveness of the Registration Statement; (g) at least fifty (50) days shall have elapsed after the filing of the Merger Proposal with the Israeli Registrar of Companies and at least thirty (30) days shall have elapsed after the Company Shareholder Approval; (h) the Company shall have delivered to Parent a certificate pursuant to the Treasury Regulations and a notice to be delivered to the IRS as required under the Treasury Regulations; (i) the Company shall have obtained each required Company Consent; (j) an exemption from filing an Israeli prospectus with the Israeli Securities Authority shall have been obtained; (k) the size and composition of the post-Closing Parent Board of Directors shall have been appointed as set forth in the Merger Agreement; (l) the PIPE Investment shall have been consummated; (m) the financing of the 2024 Convertible Notes shall have been consummated and (n) the Tax Rulings (or Interim Tax Rulings) shall have been obtained. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to the applicable materiality standard, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the closing of the Merger.

“Required Parent Proposal” means (i) the Parent stockholder approval; (ii) adoption and approval of the amendment and restatement of Parent’s organizational documents, including the change of Parent’s name to “Cyabra, Inc.” and any separate or unbundled proposals as are required to implement the foregoing; (iii) approval of the members of the Board of Directors of Parent immediately after the Closing; (iv) approval of the issuance of Parent Common Stock in connection with the Merger under applicable exchange listing rules and (v) approval of the Parent Equity Incentive Plan.

Termination without Default

In the event that (i) the Closing of the transactions contemplated by the Merger Agreement has not occurred on or before December 31, 2024 (the “Outside Closing Date”) (provided, that, if the SEC has not declared the Registration Statement and Proxy Statement effective on or prior to December 31, 2024, the Outside Closing Date shall be automatically extended by three months) and (ii) the material breach or violation of any representation, warranty, covenant or obligation under the Merger Agreement by the party seeking to terminate the Merger Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date, then Parent or the Company, as applicable, shall have the right, at its sole option, to terminate the Merger Agreement without liability to the other party. Such right may be exercised by Parent or the Company, as the case may be, giving written notice to the other at any time after the Outside Closing Date.

In the event a governmental authority shall have issued an order or enacted a law, having the effect of prohibiting the Parent Merger or the Merger or making the Parent Merger or the Merger illegal, which order or law is final and non-appealable, then Parent or the Company shall have the right, at its sole option, to terminate the Merger Agreement without liability to the other party; provided, however, that the right to terminate the Merger Agreement pursuant to this provision of the Merger Agreement shall not be available to the Company or Parent if the failure by such party or its affiliates to comply with any provision of the Merger Agreement has been a substantial cause of, or substantially resulted in, such action by such authority.

The Merger Agreement may be terminated at any time by mutual written consent of the Company and Parent duly authorized by each of their respective boards of directors.

Termination by Default

Parent may terminate the Merger Agreement by giving written notice to the Company, without prejudice to any rights or obligations Parent or Merger Sub may have, (A) at any time prior to the Closing Date, if (i) the Company shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of certain conditions set forth in the Merger Agreement impossible and (ii) such breach cannot be cured or is not cured by the earlier of the Outside Closing Date and 30 days following receipt by the Company of a written notice from Parent describing in reasonable detail the nature of such breach; provided, however, that Parent is not then in material breach of any of its representations, warranties, covenants or agreements contained in the Merger Agreement or (B) at any time after the Company shareholder approval deadline if the Company has not previously received the Company shareholder approval (provided, that upon the Company receiving the Company shareholder approval, Parent shall no longer have any right to terminate the Merger Agreement under this provision of the Merger Agreement).

The Company may terminate the Merger Agreement by giving written notice to Parent, without prejudice to any rights or obligations the Company may have, at any time prior to the Closing Date, if (i) Parent shall have breached any representation, warranty, agreement or covenant contained in the Merger Agreement to be performed on or prior to the Closing Date, which has rendered or reasonably would render the satisfaction of certain conditions set forth in of the Merger Agreement impossible and (ii) such breach cannot be cured or is not cured by the earlier of the Outside Closing Date and 30 days following receipt by Parent of a written notice from the Company describing in reasonable detail the nature of such breach; provided, however, that the Company is not then in material breach of any of its representations, warranties, covenants or agreements contained in the Merger Agreement.

Governance

At the Effective Time, Parent’s Board of Directors will consist of five directors. Sponsor shall have the right to designate one director and the Company shall have the right to appoint four directors. Pursuant to the Parent Certificate of Incorporation, the Parent’s Board of Directors will be a classified board with three classes of directors, with (I) one class of directors, the Class I Directors, initially serving until the first annual meeting of Parent stockholders occurring after the Closing, such term effective from the Closing (but any subsequent Class I Directors serving a three year term), (II) a second class of directors, the Class II Directors, initially serving until the second annual meeting of Parent stockholders occurring after the Closing, such term effective from the Closing (but any subsequent Class II Directors serving a three year term), and (III) a third class of directors, the Class III Directors, serving until the third annual meeting of Parent stockholders occurring after the Closing, such term effective from the Closing (and with any subsequent Class III Directors serving a three year term). The director designated by the Sponsor shall be a Class III Director.

Disclaimer

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached in order to provide investors with information regarding its terms and is not intended to provide any other factual information about Parent, the Company or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s public disclosures.

Certain Related Agreements

Parent Support Agreement

Contemporaneously with the execution of, and as a condition and an inducement to Parent and the Company entering into the Merger Agreement, the Sponsor and certain other stockholders of Parent are entering into and delivering the Parent Support Agreement (the “Parent Support Agreement”), pursuant to which the Sponsor and each such Parent stockholder have agreed (i) not to transfer or redeem any Parent Common Stock held by such Parent stockholder and (ii) to vote in favor of the Merger Agreement and the Merger and the other transactions contemplated thereby at the Parent stockholder meeting.

The foregoing description of the Parent Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Parent Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Company Support Agreement

Contemporaneously with the execution of, and as a condition and an inducement to Parent and the Company entering into the Merger Agreement, certain Company shareholders are entering into and delivering the Company Support Agreement (the “Company Support Agreement”), pursuant to which each such Company shareholder has agreed (i) not to transfer any equity securities held by such shareholder and (ii) to vote in favor of the Merger Agreement and the Merger and the other transactions contemplated thereby.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Lock-Up Agreement

Prior to the Closing, the Company shall use reasonable best efforts to cause certain Company securityholders to enter into a Lock-Up Agreement with Parent to be effective as of the Closing, pursuant to which the shares comprising the Aggregate Merger Consideration shall be subject to a lock-up, restricting the sale, transfer or other disposition of such shares for a period of nine months in accordance with the terms and conditions more fully set forth in the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Pubco, the Sponsor and certain former shareholders of the Company (collectively, the “Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Pubco will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain Parent Common Shares, Parent Units and Parent Rights that are held by the Holders from time to time.

The Registration Rights Agreement will terminate on the earlier of (a) the five year anniversary of the date of the Registration Rights Agreement or (b) the date as of which (i) all of the Registrable Securities have been sold pursuant to a Registration Statement or (ii) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale and without compliance with public reporting requirements.

The foregoing description of the form of Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

2024 Convertible Notes

Contemporaneously with the execution of, and as a condition and an inducement to Parent and the Company, entering into the Merger Agreement, the Sponsor or its Affiliates will provide to the Company a loan in an aggregate amount of $3,000,000 in the form of convertible promissory notes, upon terms which shall be mutually agreed upon among the parties, (collectively, the “2024 Convertible Notes”) provided that the Company will have the ability to raise up to an additional $3,000,000 (for a total of $6,000,000) pursuant to the terms of the 2024 Convertible Notes until the earlier of (i) three months from the date of the Merger Agreement or (ii) the filing by Parent or Holdings of the initial Registration Statement.

The PIPE Investment

Parent will enter into subscription agreements with certain investors providing for aggregate investments in the amount of no less than $6,000,000 in Parent Common Stock in a private placement that will close concurrently with the Closing (the “PIPE Investment”).

Notwithstanding the foregoing, in the event that in excess of $3,500,000 remains in the Trust Account after redemption of the Parent Class A Common Stock in connection with the Merger, the PIPE Investment shall be reduced by the amount by which the Trust Account exceeds $3,500,000. Further, up to $1,000,000 of the PIPE Investment may be provided upon the initial filing of the Registration Statement with the Securities and Exchange Commission, if mutually agreed upon between the parties.

Item 7.01. Regulation FD Disclosure.

On July 23, 2024, Parent and the Company jointly issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Parent under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Important Information About the Merger and Where to Find It

The Merger will be submitted to shareholders of Parent for their consideration. Parent intends to file the Registration Statement with the SEC which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Parent shareholders as of a record date to be established for voting on the Merger. Parent may also file other relevant documents regarding the Merger with the SEC. Parent’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with Parent’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Merger, because these documents will contain important information about Parent, the Company and the Merger. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Merger and other documents filed with the SEC by Parent, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Parent’s Chief Development Officer at 510 Madison Avenue, Suite 1401, New York, NY 10022.

Participants in the Solicitation

Parent and the Company and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of Parent and the Company and a description of their interests in Parent, the Company and the Merger are set forth in Parent’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical facts but are “forward-looking statements” for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to statements regarding the anticipated benefits of the Merger, the anticipated timing of the Merger, the implied enterprise value, future financial condition and performance of the Company and the combined company after the Closing and expected financial impacts of the Merger, the satisfaction of closing conditions to the Merger, the level of redemptions of Parent’s public stockholders and the products and markets and expected future performance and market opportunities of the Company. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Parent’s and Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Parent and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Parent’s securities, (ii) the risk that the transaction may not be completed by Parent’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Parent, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of Parent and the Company, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vi) risks that the proposed transaction disrupts current plans of the Company and potential difficulties in Company employee retention as a result of the proposed transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or against Parent related to the Merger Agreement or the proposed transaction, (viii) the ability to maintain the listing of Parent’s securities on Nasdaq, (ix) the price of Parent’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, and (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. You should carefully consider the foregoing factors and the other risks and uncertainties as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Parent’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that Parent has filed, or will file, with the SEC. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Parent nor Company presently know or that Parent and Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Parent’s and Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Parent and Company anticipate that subsequent events and developments will cause Parent’s and Company’s assessments to change. However, while Parent and Company may elect to update these forward-looking statements at some point in the future, Parent and Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Parent’s and Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K . Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Merger, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Merger Agreement, dated as of July 22, 2024, by and among Cyabra Strategy Ltd., Trailblazer Merger Corporation I, Trailblazer Holdings, Inc. and Trailblazer Merger Sub Ltd.

10.1†	Parent Support Agreement by and among Trailblazer Sponsor Group, LLC, Trailblazer Merger Corporation I and Cyabra Strategy Ltd.

10.2†	Company Support Agreement by and among Trailblazer Merger Corporation I, Cyabra Strategy Ltd. and the other parties thereto.

10.3	Form of Lock-Up Agreement.

10.4	Form of Registration Rights Agreement.

99.1	Joint Press Release, dated July 23, 2024.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†

Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trailblazer Merger Corporation I

Dated: July 23, 2024	By:	/s/ Arie Rabinowitz
		Name:	Arie Rabinowitz
		Title:	Chief Executive Officer